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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                   -----------

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            HFC REVOLVING CORPORATION
                                       AND
                     HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1
                     ---------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

      DELAWARE                                               36-3955292
      --------                                               ----------
STATE OF INCORPORATION                                     (I.R.S. EMPLOYER
  OR ORGANIZATION)                                        IDENTIFICATION NO.)

                  2700 SANDERS ROAD, PROSPECT HEIGHTS, IL 60070
                  ---------------------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


IF THIS FORM RELATES TO THE                IF THIS FORM RELATES TO THE
REGISTRATION OF A CLASS OF                 REGISTRATION OF A CLASS OF
SECURITIES PURSUANT TO SECTION             SECURITIES PURSUANT TO SECTION
12(b) OF THE EXCHANGE ACT AND IS           12(g) OF THE EXCHANGE ACT AND IS
EFFECTIVE PURSUANT TO GENERAL              EFFECTIVE PURSUANT TO GENERAL
INSTRUCTION A.(c), PLEASE CHECK THE        INSTRUCTION A.(d), PLEASE CHECK
THE FOLLOWING BOX. [ ]                     FOLLOWING BOX. [X]


SECURITIES ACT REGISTRATION STATEMENT FILE NUMBER TO WHICH THIS FORM RELATES:
333-84611

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

    TITLE OF EACH CLASS                    NAME OF EXCHANGE ON WHICH EACH
    TO BE SO REGISTERED                      CLASS IS TO BE REGISTERED
    -------------------                      -------------------------
           NONE                                         NONE

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                              CLASS A CERTIFICATES
                              CLASS M CERTIFICATES


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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT


Item 1.           Description of Registrant's Securities to be Registered.

         The description of the Class A and Class M Certificates of the Registrant to be registered that is contained in the "Description of the Certificates" section of the Registrant's Amendment No. 1 to Registration Statement on Form S-3, File No. 333-84611, filed with the Securities and Exchange Commission on November 3, 1999, and in the "Description of the Certificates" section of Registrant's Prospectus Supplement, dated March 8, 2002, filed with the Securities and Exchange Commission under Rule 424(b)(2) on March 12, 2002, are hereby incorporated herein by reference.


Item 2.           Exhibits.

Exhibit
Number         Description of Document
------         -----------------------

    1 Certificate of Amendment of the Certificate of Incorporation of the Registrant.

    2          By-Laws of the Registrant, incorporated herein by reference to
               Exhibit 3.2 to the Registrant's registration statement on Form S-11, as amended (Registration No. 333-12483).

    3 Pooling and Servicing Agreement among the Registrant, as Depositor, Household Finance Corporation, as Master Servicer, and Bank One, National Association, as Trustee, dated as of March 15, 2002, creating a trust entitled Household Home Equity Loan Trust 2002-1, incorporated herein by reference to Exhibit 4.1 to the Registrant's Current Report on Form 8-K dated March 21, 2002.



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                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                      HFC REVOLVING CORPORATION
                                      (Registrant)

Dated: April 3, 2002              By: /s/ Steven H. Smith
                                      -------------------
                                          Steven H. Smith
                                          Vice President and Assistant Treasurer


                                      HOUSEHOLD HOME EQUITY LOAN TRUST 2002-1
                                      (Registrant)

                                  By: Household Finance Corporation,
                                      as Master Servicer

                                      By: /s/ B.B. Moss, Jr.
                                          ------------------
                                              B.B. Moss, Jr.
                                              Vice President and Treasurer


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INDEX TO EXHIBITS

Exhibit
Number         Description of Document
------         -----------------------

    1 Certificate of Amendment of the Certificate of Incorporation of the Registrant.